Long-Term Debt - Scheduled Maturities of Long-Term Debt (Detail) - Mar. 31, 2022 ₨ in Millions, $ in Millions		INR (₨)	USD ($)
Due in the twelve months ending March 31:
2023		₨ 246,509.4	$ 3,249.1
2024		569,939.4	7,512.1
2025		247,262.4	3,259.0
2026		38,998.9	514.0
2027		90,990.6	1,199.3
Thereafter		191,568.2	2,525.0
Total	[1]	₨ 1,385,268.9	$ 18,258.5

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 169,064.5 million (net of debt issuance cost).